EXHIBIT 31.1



                   CERTIFICATION BY CHIEF EXECUTIVE OFFICER

                    PURSUANT TO RULE 13A-14(A)/15(D)-14(A)



I, Jason F. Griffith, certify that:



   1.I  have  reviewed  this  quarterly report on Form 10-Q  of Amerigo Energy,

     Inc. for the fiscal quarter ended June 30, 2012;



   2.Based on my knowledge, this  report  does not contain any untrue statement of a material fact or omit to state a  material fact necessary to make the statements made, in light of the circumstances under which such statements were  made, not misleading with respect to  the  period  covered  by  this report;



   3.Based on  my  knowledge,  the  financial  statements,  and other financial information  included  in  this  report,  fairly  present in all  material respects the financial condition, results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;



   4.I am responsible for establishing and maintaining disclosure  controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e))  and internal  control  over  financial  reporting  (as defined in Exchange Act

     Rules 13a-15(f) and 15d-15(f) for registrant and have:



     a)    designed  such disclosure controls and procedures,  or  caused  such

           disclosure   controls  and  procedures  to  be  designed  under  our

           supervision, to  ensure  that  material  information relating to the registrant, including its consolidated subsidiaries,  is  made known to  us  by  others  within  those entities, particularly during  the period in which this report is being prepared;



     b)    designed such internal control  over  financial reporting, or caused such internal control over financial reporting  to be designed under our  supervision,  to  provide  reasonable assurance  regarding  the reliability of financial reporting  and the preparation of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;



     c)    evaluated the effectiveness of the registrant's  disclosure controls and  procedures  and presented in this report our conclusions  about the effectiveness  of  the disclosure controls and procedures, as of the  end  of  the  period covered  by  this  report  based  on  such evaluation; and



     d)    disclosed in this report  any  change  in  the registrant's internal

           control   over   financial  reporting  that  occurred   during   the

           registrant's most  recent  fiscal  quarter  (the registrant's fourth fiscal  quarter in the case of annual report)  that  has  materially

           affected,   or  is  reasonably  likely  to  materially  affect,  the

           registrant's internal control over financial reporting; and



   5.I have disclosed, based  on  my most recent evaluation of internal control over  financial reporting, to the  registrant's  auditors  and  the  audit committee  of  the  registrant's board of directors (or persons performing the equivalent functions):



     a)    all significant  deficiencies  and material weaknesses in the design or operation of internal control  over financial reporting which are reasonably likely to adversely affect  the  registrant's  ability to record, process, summarize and report financial information; and



     b)    any  fraud,  whether  or  not material, that involves management  or other employees who have a  significant  role  in  the  registrant's internal control over financial reporting.



   1.I  have  indicated  in  this  report whether or not there were significant changes in internal controls or  in other factors that could significantly affect  internal controls subsequent  to  the  date  of  our  most  recent

     evaluation,   including  any corrective actions with regard to significant deficiencies and material weaknesses.





Date:    August 20, 2012

                           By: /s/ Jason F. Griffith

                               ---------------------

                           Jason F. Griffith

                           Chief Executive Officer,

                           and Chief Financial Officer